PER SHARE AMOUNTS	9 Months Ended
Sep. 30, 2026
Earnings per share [abstract]
PER SHARE AMOUNTS

10. PER SHARE AMOUNTS
A) Net Earnings (Loss) Per Common Share – Basic and Diluted

	Three Months Ended		Nine Months Ended
For the periods ended September 30,	2026	2025	2026	2025
Net Earnings (Loss)	3,360	1,286	7,800	2,996
Effect of Cumulative Dividends on Preferred Shares	—	(2)	(2)	(12)
Net Earnings (Loss) – Basic	3,360	1,284	7,798	2,984
Effect of Stock-Based Compensation	—	—	—	(1)
Net Earnings (Loss) – Diluted	3,360	1,284	7,798	2,983

Basic – Weighted Average Number of Shares (thousands)	1,827,400	1,788,901	1,854,000	1,806,851
Dilutive Effect of Warrants	—	2,251	—	2,416
Dilutive Effect of Stock-Based Compensation	4,323	1,628	4,754	1,819
Diluted – Weighted Average Number of Shares (thousands)	1,831,723	1,792,780	1,858,754	1,811,086

Net Earnings (Loss) Per Common Share – Basic ($)	1.84	0.72	4.21	1.65
Net Earnings (Loss) Per Common Share – Diluted (1) ($)	1.83	0.72	4.20	1.65
(1)For the three and nine months ended September 30, 2026, 22.9 million and 23.1 million, respectively, (2025 — 25.1 million and 24.6 million, respectively) common shares related to the assumed exercise of stock-based compensation were excluded from the calculation of dilutive net earnings (loss) per share as the effect was anti-dilutive.
B) Common Share Dividends
For the nine months ended September 30, 2026, the Company paid dividends of $1.2 billion or $0.64 per common share (2025 – $1.0 billion or $0.58 per common share). The declaration of common share dividends is at the sole discretion of the Company’s Board of Directors and is considered quarterly.
On November 3, 2026, the Company’s Board of Directors declared a fourth quarter base dividend of $0.22 per common share, payable on December 31, 2026, to common shareholders of record as at December 15, 2026.
C) Preferred Share Dividends
For the nine months ended September 30, 2026, the Company declared and paid preferred share dividends of $2 million (2025 – $10 million).